                                                                   EXHIBIT 10.26


                              ASSUMPTION AGREEMENT

        THIS ASSUMPTION AGREEMENT is executed and delivered pursuant to that certain Agreement and Plan of Merger, dated as of January 28, 2001 (the "Merger Agreement"), by and among Maxim Integrated Products, Inc., a Delaware corporation (the "Company"), MI Acquisition Sub, Inc., a Delaware corporation, and Dallas Semiconductor Corporation, a Delaware corporation ("Dallas Semiconductor"), pursuant to which Dallas Semiconductor will become a wholly owned subsidiary of the Company. Pursuant to Section 6.3(c) of the Merger Agreement, the Company is required to expressly assume the obligations of that certain Dallas Semiconductor Executives Retiree Medical Plan, effective as of October 1, 1999, as amended (the "Plan"), a copy of which is attached hereto as Exhibit A.

        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, in accordance with the provisions of Section 13.11 of the Plan, the Company hereby assumes and agrees to pay, perform, and discharge in accordance with the terms thereof, all of the duties, liabilities and obligations of Dallas Semiconductor under the Plan.


        This Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, each party hereto has caused this instrument to be executed by its duly authorized officer this the 11th day of April, 2001.


                                        MAXIM INTEGRATED PRODUCTS, INC.


                                        By:    /s/ Carl W. Jasper
                                            ------------------------------------

                                        Name:  Carl W. Jasper

                                        Title: Chief Financial Officer


                                        DALLAS SEMICONDUCTOR CORPORATION


                                        By:    /s/ Alan P. Hale
                                            ------------------------------------

                                        Name:  Alan P. Hale

                                        Title: Chief Financial Officer

                                    Exhibit A

                        DALLAS SEMICONDUCTOR CORPORATION



                         EXECUTIVES RETIREE MEDICAL PLAN





                           (EFFECTIVE OCTOBER 1, 1999)

                                TABLE OF CONTENTS

                                                                                          PAGE
ARTICLE I - INTRODUCTION.....................................................................1

        1.1    Purpose of Plan...............................................................1
        1.2    Medical Care Plan Status......................................................1


ARTICLE II - DEFINITIONS.....................................................................2

        2.1    "Administrator"...............................................................2
        2.2    "Board".......................................................................2
        2.3    "Board Member"................................................................2
        2.4    "Code"........................................................................2
        2.5    "Covered Dependent"...........................................................2
        2.6    "Creditable Coverage".........................................................2
        2.7    "Dependent"...................................................................3
        2.8    "Director"....................................................................3
        2.9    "Effective Date"..............................................................3
        2.10   "Eligible Employee"...........................................................3
        2.11   "Eligible Individual".........................................................3
        2.12   "Eligible Retiree"............................................................3
        2.13   "Employer"....................................................................3
        2.14   "Enrollment Date".............................................................3
        2.15   "Enrollment Period"...........................................................4
        2.16   "ERISA".......................................................................4
        2.17   "Excepted Benefits":..........................................................4
        2.18   "FMLA"........................................................................5
        2.19   "Genetic Information".........................................................5
        2.20   "Health Status - Related Factor"..............................................5
        2.21   "Late Enrollee"...............................................................5
        2.22   "Manager".....................................................................5
        2.23   "Military Leave"..............................................................5
        2.24   "Officer".....................................................................5
        2.25   "Participant".................................................................6
        2.26   "Participating Employer"......................................................6
        2.27   "Placed for Adoption".........................................................6
        2.28   "Plan"........................................................................6
        2.29   "Plan Year"...................................................................6
        2.30   "Policy"......................................................................6
        2.31   "Pre-existing Condition"......................................................6
        2.32   "Pre-existing Condition Exclusion"............................................6
        2.33   "Qualified Medical Child Support Order".......................................6

        2.34   "Qualified Medical Expense"...................................................6
        2.35   "Retirement" and "Retire".....................................................7
        2.36   "Sponsor".....................................................................7
        2.37   "Spouse"......................................................................7
        2.38   "USERRA"......................................................................7
        2.39   "Waiting Period"..............................................................7

ARTICLE III - PARTICIPATION..................................................................7

        3.1    Eligibility to Participate....................................................7
        3.2    Commencement of Participation.................................................8
        3.3    Cessation of Participation....................................................8
        3.4    USERRA Reinstatement Rules....................................................9
        3.5    FMLA Compliance...............................................................9
        3.6    Reinstatement of Former Participant..........................................10
        3.7    No Eligibility Discrimination Due to Health..................................10
        3.8    Special Enrollments..........................................................10

ARTICLE IV - ELECTION TO RECEIVE MEDICAL CARE BENEFITS......................................11

        4.1    Election of Benefit Options..................................................11
        4.2    Election Procedure...........................................................12
        4.3    No Premium Discrimination Due to Health......................................12

ARTICLE V - MEDICAL CARE BENEFITS...........................................................12

        5.1    Benefits.....................................................................12
        5.2    Pre-existing Conditions......................................................12
        5.3    Notification of Enrollment Rights............................................14
        5.4    Newborns' and Mothers' Health Protection Act of 1996.........................14
        5.5    Mental Health Parity Act of 1996.............................................14
        5.6    Women's Health and Cancer Rights Act of 1998.................................15

ARTICLE VI - PAYMENT OF MEDICAL CARE EXPENSE REIMBURSEMENTS.................................15

        6.1    Claims Procedure.............................................................15
        6.2    Reimbursement of Expenses....................................................15

ARTICLE VII - COORDINATION OF BENEFITS......................................................15

        7.1    Explanation..................................................................15
        7.2    Definitions..................................................................16

        7.3    Coordination of Benefits Procedure...........................................16
        7.4    Existence of Other Group Plans...............................................18
        7.5    Recovery and Payment of Benefits.............................................18
        7.6    Coordination with Medicare, Medicaid and CHAMPUS.............................19
        7.7    Subrogation..................................................................20

ARTICLE VIII - TERMINATION OF PARTICIPATION.................................................21

        8.1    Limitation on Covered Expenses...............................................21
        8.2    Date of Policy Coverage Termination..........................................21

ARTICLE IX - CONTINUATION COVERAGE UNDER "COBRA"............................................22

        9.1    Special Definitions..........................................................22
        9.2    Entitlement to Continuation Coverage.........................................23
        9.3    Notice Required..............................................................23
        9.4    Election of Continuation Coverage............................................24
        9.5    Premiums.....................................................................24
        9.6    Period of Continuation Coverage..............................................24
        9.7    Expiration of Continuation Coverage..........................................26

ARTICLE X - FUNDING.........................................................................26

ARTICLE XI - ADMINISTRATION.................................................................27

        11.1   Named Fiduciary..............................................................27
        11.2   Allocation of Fiduciary Responsibilities.....................................27
        11.3   Records......................................................................27
        11.4   Appointment of Committee.....................................................28
        11.5   Actions of Committee.........................................................28
        11.6   Other Powers and Duties of the Administrator.................................28
        11.7   Indemnification..............................................................29
        11.8   Reliance on Tables, Etc......................................................30
        11.9   Claims and Review Procedures.................................................30
        11.10  Participant's Responsibilities...............................................31
        11.11  Missing Persons..............................................................31
        11.12  Nondiscriminatory Exercise of Authority......................................31
        11.13  Expenses.....................................................................31

ARTICLE XII - AMENDMENT OR TERMINATION OF PLAN..............................................32

        12.1   Amendment of Plan............................................................32
        12.2   Termination of Plan..........................................................32

ARTICLE XIII - MISCELLANEOUS................................................................32

        13.1   Information to be Furnished..................................................32
        13.2   Limitation of Rights.........................................................32
        13.3   Benefits Not Solely from Policy..............................................32
        13.4   Nonassignability of Rights...................................................33
        13.5   No Guarantee of Tax Consequences.............................................33
        13.6   Severability.................................................................33
        13.7   Construction of Terms........................................................33
        13.8   Choice of Law/Jurisdiction and Venue.........................................33
        13.9   No Vested Interest...........................................................33
        13.10  No Guarantee of Employment...................................................33
        13.11  Adoption by Successor Employer or Affiliates.................................34
        13.12  Bonding......................................................................34

ARTICLE XIV - QUALIFIED MEDICAL CHILD SUPPORT ORDERS........................................34

        14.1   Notification of Receipt of Child Support Order...............................34
        14.2   Procedures to Determine if Medical Child Support Order is a Qualified
               Medical Child Support Order..................................................35
        14.3   Treatment of Alternate Recipient under Qualified Medical Child Support
               Order........................................................................36
        14.4   Cost of Qualified Medical Child Support Order Benefits.......................36
        14.5   Qualified Medical Child Support Order and Medicaid...........................37
        14.6   Payments or Reimbursements under a Qualified Medical Child Support
               Order........................................................................37
        14.7   Alternate Recipient..........................................................37

ARTICLE XV - POLICY.........................................................................37

ARTICLE XVI - PARTICIPATING EMPLOYERS.......................................................37

        16.1   Adoption by Other Employers..................................................37
        16.2   Requirements of Participating Employers......................................38
        16.3   Designation of Agent.........................................................38
        16.4   Transfers....................................................................38
        16.5   Participating Employer's Contribution........................................38
        16.6   Discontinuance of Participation..............................................38
        16.7   Administrator's Authority....................................................39

                                   ARTICLE I

                                  INTRODUCTION


        1.1 PURPOSE OF PLAN. The purpose of this Plan is to enable the Sponsor to provide retiree (and limited other) medical care benefits to (a) Board Members during the term of their service as a Board Member on behalf of the Sponsor, and (b) to Board Members and to Eligible Retirees upon their Retirement from the employment, or service as a Board Member, as applicable, of the Sponsor or any other Participating Employers. On the Effective Date, the Plan makes available to Participants the medical insurance described in the Policy attached as Exhibit A.

        Board Members, Officers and Spouses are to get lifetime coverage and benefits under this Plan. Each other Participant and his spouse are to get coverage and benefits under the Plan until the covered individual reaches his (or her, as appropriate) 65th birthday. Covered Dependents (other than a spouse) of a Participant who is not a Board Member or Officer are to get coverages and benefits until the Participant's 65th birthday.

        The specific medical coverages and benefits available to Participants are identified in the Policy. In the event a Policy is not in effect at the time a qualifying expense was incurred, the specific medical coverages and benefits available at that time will be those identified in the Policy most recently in effect immediately prior to the date the expense was incurred.

        Notwithstanding anything in the Plan to the contrary, the Plan is intended to provide medical coverage and benefits without regard to whether a Policy is in effect at a particular time. Except for the coordination of benefits as required by ARTICLE VII, the benefits and coverages under this Plan shall not decrease or be reduced in the aggregate or individually by more than an immaterial amount during the life of this Plan, except as provided in SECTION
12.1 The Sponsor will select and utilize a Policy or Policies that provides medical coverages and benefits that are not worse than the coverages and benefits provided by Sponsor to active employees of the Sponsor outside of this Plan at the time the Policy or Policies were selected, and in the event that it is determined the Sponsor has attempted to reduce benefits and coverages in an effort to circumvent the restrictions of this Section and its obligations under the Plan, notwithstanding anything to the contrary in this Plan, (i) the Plan shall provide, for the remainder of the Plan's existence, the most valuable benefits and coverages the Plan provided at any time during the Plan's existence up to that time, and (ii) the Sponsor shall obtain and maintain insurance providing coverage and benefits at least as good as those required under this paragraph.

        1.2 MEDICAL CARE PLAN STATUS. This Plan is intended to qualify as a "medical care plan" under sections 105 and 106 of the Code, and is to be interpreted in a manner consistent with the requirements of sections 105 and 106 of the Code. It is intended that the value of medical coverage be excluded from the Participants' income under Code section 106, to the extent applicable.

        The Plan is intended to satisfy all applicable requirements of the Code and its regulations. This Plan is also intended to satisfy those requirements of ERISA which are applicable to employee medical plans. Nothing in the Plan shall be construed as requiring compliance with Code or ERISA provisions that do not otherwise apply.

                                   ARTICLE II

                                   DEFINITIONS

        Whenever used in this document, the following terms have the following meanings unless a different meaning is clearly required by the context, and defined terms from the Policy are incorporated in this document by reference, but only to the extent that such terms are not inconsistent with the following definitions:

        2.1 "ADMINISTRATOR" means the Sponsor, which shall be the plan administrator within the meaning of ERISA section 3(16).

        2.2    "BOARD" means the Board of Directors of the Sponsor.

        2.3    "BOARD MEMBER" means each person listed on Exhibit D to the Plan.

        2.4    "CODE" means the Internal Revenue Code of 1986, as amended.

        2.5 "COVERED DEPENDENT" means an individual who qualifies as a Dependent or as a Spouse under this Plan and who was enrolled by a Participant under this Plan when he was a Participant under this Plan.

        2.6 "CREDITABLE COVERAGE" means, with respect to an individual, coverage of the individual under any of the following:

               (a)    A group health plan;

               (b)    Health insurance coverage-,

               (c)    Part A or part B of title XVIII of the Social Security
                      Act;

               (d) Title XIX of the Social Security Act, other than coverage consisting solely of benefits under section 1928;

               (e)    Chapter 55 of title 10, United States Code;

               (f) A medical care program of the Indian Health Service or of a tribal organization;

               (g)    A State health benefits risk pool;

               (h) A health plan offered under chapter 99 of title 5, United States Code;

               (i)    A public health plan (as defined in Federal regulations);

               (j) A health benefit plan under section 5(e) of the Peace Corps Act (22 U.S.C. 2504(e); or

               (k)    A state uninsured children's health insurance program.

        Such term does not include coverage consisting solely of coverage of Excepted Benefits.

        2.7 "DEPENDENT" means any person who is a dependent of a Participant (including, without limitation, a Participant's spouse on the date of his Retirement) and who satisfies the definition of "dependent" in the Policy in effect on the date of the Participant's Retirement, or if none, in the last Policy in effect immediately prior to the Participant's Retirement.

        2.8 "DIRECTOR" means the title awarded by an Employer to employees (who are not members of the Board) in certain job classifications as specified on its books and records.

        2.9 "EFFECTIVE DATE" means October 1, 1999, the effective date of the Plan, except where expressly stated otherwise in this document.

        2.10 "ELIGIBLE EMPLOYEE" means (i) each Officer of the Sponsor on the Effective Date, (ii) each common-law employee of an Employer who was designated on the books and records of the Employer as a "functionally equivalent" officer on the Effective Date and who shared in the contribution made on June 12, 1998, to the Dallas Semiconductor Corporation Executive Deferred Compensation Plan,
(iii) each common-law employee of an Employer, on the Effective Date, who, on the Effective Date (or within the five (5) calendar year period preceding the Effective Date), also held the title of Director or was the Sponsor's corporate controller, and (iv) each common-law employee of an Employer, on the Effective Date, who, on the Effective Date, held the position of Manager and was required to report for operating purposes directly to the Sponsor's President and Chief Executive Officer. Each person who was an Eligible Employee on the Effective Date is listed on either Exhibit C or Exhibit F to the Plan.

        2.11 "ELIGIBLE INDIVIDUAL" means a Board Member or an Eligible Retiree, as appropriate, who has satisfied (i) the requirements of Article III to be eligible to participate in the Plan, and (ii) the eligibility requirements stated in the Policy.

        2.12 "ELIGIBLE RETIREE" means an Eligible Employee who has Retired after the Effective Date.

        2.13 "EMPLOYER" means the Sponsor and each Participating Employer which shall adopt this Plan under Article XVI.

        2.14 "ENROLLMENT DATE" means the earlier of (i) the last day of an Enrollment Period during which an Eligible Individual did not elect under
SECTION 3.2 to not be a Participant, or (ii) the first day of the period that must pass under ARTICLE III, if any, before an Eligible Employee, Board Member or Dependent, as appropriate, is eligible to be covered for benefits under the Plan.

        2.15 "ENROLLMENT PERIOD" means (i) in the case of an Eligible Retiree, the thirty (30) day period occurring after the Eligible Retiree's Retirement during which an Eligible Retiree may refuse in writing under Section 3.2 to participate under the Plan, and (ii) in the case of a Board Member, the thirty
(30) day period occurring immediately after the Effective Date.

        2.16 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        2.17   "EXCEPTED BENEFITS" means the following:

               (a) benefits not subject to the requirements regarding Creditable Coverage:

                      (1) coverage only for accident or disability income insurance or any combination thereof,

                      (2) coverage issued as a supplement to liability insurance;

                      (3) liability insurance, including general liability insurance and automobile liability insurance;

                      (4)    workers' compensation or similar insurance,

                      (5)    automobile medical payment insurance;

                      (6)    credit-only insurance;

                      (7)    coverage for on-site medical clinics; and

                      (8) other similar insurance coverage, specified in regulations, under which benefits for medical care are secondary or incidental to other insurance benefits.

               (b)    If offered separately:

                      (1)    limited scope dental or vision benefits;

                      (2) benefits for long-term care, nursing home care, home health care, community based care, or any combination thereof,

                      (3) other similar limited benefits as specified in regulations.

               (c) If offered as independent non-coordinated benefits (separate consent or policy, no coordination of benefits with any other plan sponsored by the employer):

                      (1)    coverage for a specified disease or illness;

                      (2) hospital indemnity or other fixed indemnity insurance.

               (d) If offered as separate insurance policy, Medicare supplemental health insurance and similar supplemental coverage.

        2.18 "FMLA" means the Family and Medical Leave Act of 1993, as amended.

        2.19 "GENETIC INFORMATION" means information about genes, gene products, and inherited characteristics that may derive from the individual or a family member. This includes information regarding carrier status and information derived from laboratory tests that identify mutations in specific genes or chromosomes, physical medical examinations, family histories, and direct analysis of genes or chromosomes.

        2.20   "HEALTH STATUS - RELATED FACTOR" means the following factors:

               (a)    health status,

               (b) medical condition (include both physical and mental illnesses),

               (c)    claims experience,

               (d)    receipt of health care,

               (e)    medical history,

               (f)    Genetic Information,

               (g) evidence of insurability (including conditions arising out of acts of domestic violence), and

               (h)    disability.

        2.21 "LATE ENROLLEE" means a Participant or Covered Dependent who enrolled under this Plan other than during his first Enrollment Period or a Special Enrollment Period.

        2.22 "MANAGER" means the title awarded by an Employer to employees in certain job classifications as specified on its books and records.

        2.23 "MILITARY LEAVE" means the absence due to the performance of duty on a voluntary or involuntary basis under competent authority in (i) the Armed Forces, (ii) the Army National Guard and the Air National Guard when engaged in active duty for training, inactive duty training, or full-time National Guard duty, (iii) the commissioned corps of the Public Health Service, and (iv) other categories of persons designated by the President in time of war or emergency for a period of up to thirty (30) days during which a person who previously qualified as an employee is not employed on a full-time basis solely because the person is engaged in active military service for the United States government.

        2.24   "OFFICER" means each person listed on Exhibit C to the Plan.

        2.25 "PARTICIPANT" means any Eligible Individual who has elected to participate in the Plan in accordance with ARTICLE III.

        2.26 "PARTICIPATING EMPLOYER" means any entity which has adopted this Plan pursuant to ARTICLE XVI.

        2.27 "PLACED FOR ADOPTION" means the assumption and retention by an Eligible Employee of a legal obligation for the total or partial support of an individual in anticipation of adoption of a child prior to the date on which such child attains age eighteen (18). A child's status as having been Placed for Adoption ends on the date that the Eligible Employee's legal obligation described in this Section ends.

        2.28 "PLAN" means the Dallas Semiconductor Corporation Executives Retiree Medical Plan, as set forth in this document, and any and all amendments, schedules and supplements to this document.

        2.29 "PLAN YEAR" means the period beginning on the Effective Date and ending on the following December 31 and, thereafter, the fiscal year beginning on each January 1 (starting on January 1, 2000) and ending on the following December 31.

        2.30 "POLICY" means the fully-insured medical insurance policy or policies described on Exhibit A attached to this Plan, as such Exhibit A existed on the Effective Date or as it may be amended in the future.

        2.31 "PRE-EXISTING CONDITION" means a condition (whether physical or mental), regardless of the cause of the condition, for which medical advice, diagnosis, care or treatment was recommended or received within the six (6) month period ending on the Enrollment Date.

        2.32 "PRE-EXISTING CONDITION EXCLUSION" means with respect to coverage, a limitation or exclusion of benefits relating to a condition based on the fact that the condition was present before the date of enrollment for such coverage, whether or not any medical advice, diagnosis, care or treatment was recommended or received before such date. Genetic Information is not a Pre-existing Condition in the absence of a diagnosis of the condition related to such information.

        2.33 "QUALIFIED MEDICAL CHILD SUPPORT ORDER" means any judgment, decree, order (including a settlement agreement), administrative notice or National Medical Support Notice (defined in section 609(a)(5)(C) of ERISA) which satisfies the requirements set forth in ARTICLE XIV.

        2.34 "QUALIFIED MEDICAL EXPENSE" means an expense incurred by a Participant, by the Participant's spouse or by a Dependent of such Participant for medical care as defined in Code section 213, including, without limitation, amounts paid for hospital bills and doctor bills, but only to the extent that
(i) the Participant or other person is not reimbursed for the expense through insurance or otherwise, other than under the Plan, and (ii) the expense is not taken into account as a deduction by the Participant on his Internal Revenue Service Form 1040; provided, however, that notwithstanding anything in this document to the contrary, a Qualified Medical

Expense shall be limited to only those expenses covered under the Policy, if a Policy is in effect, and if no Policy is in effect so that the expense is covered by Policy, to only those expenses covered under the Policy last in effect immediately prior to the date the expense was incurred.

        2.35 "RETIREMENT" and "RETIRE" mean (i) an Eligible Employee's termination of employment with an Employer, voluntarily or involuntarily, after the Effective Date when the Eligible Employee has at least (10) ten years of employment by the Sponsor or its affiliates and has reached the age of at least fifty (50) and (ii) an Officer's termination of employment with an Employer, voluntarily or involuntarily, after the Effective Date when the Officer has at least ten (10) years of employment by, and five (5) years as an Officer of, the Sponsor or its affiliates. A Board Member shall be deemed to be Retired for purposes of only this Plan on the Effective Date of the Plan.

        2.36 "SPONSOR" means Dallas Semiconductor Corporation, a Delaware corporation, or any successor or assign which shall adopt the Plan. Throughout the Plan, a purposeful distinction is drawn between the Sponsor and the Employers. The powers and responsibilities assigned to the Sponsor by the Plan shall apply exclusively to the Sponsor, unless specifically delegated in writing by the Sponsor.

        2.37 "SPOUSE" means the wife of an Officer or of a Board Member on the date of his Retirement. Each person who was a Spouse on the Effective Date is listed on Exhibit E, but being listed on Exhibit E does not make an individual a Spouse for purposes of this Plan.

        2.38 "USERRA" means the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended.

        2.39 "WAITING PERIOD" means with respect to a group health plan and an individual who is a potential Participant or beneficiary in the plan, the period that must pass with respect to the individual before the individual is eligible to be covered for benefits under the terms of the plan. Any period of time before a Late Enrollee enrolls under a Special Enrollment Period is not a Waiting Period.

        Special definitions used only for particular purposes are found in
ARTICLE VII and ARTICLE IX.

                                   ARTICLE III

                                 PARTICIPATION

        3.1 ELIGIBILITY TO PARTICIPATE. Eligible Employees and Board Members shall become Eligible Individuals on the Effective Date. No other individual may become a Participant (or an Eligible Individual) under the Plan.

        The Policy in effect on the date of a Participant's Retirement determines (i) the Plan's Eligible Individuals, (ii) the Plan's Spouses and
(iii) those Dependents, if any, of an Eligible Individual who will be eligible to be covered under its terms. When an Eligible Individual's eligible Dependents satisfy the eligibility requirements of the Policy in effect on the date of a Participant's Retirement, those eligible Dependents shall also be eligible to participate at that time under the Plan. If, at the date of a Participant's Retirement, no Policy is then in effect, the Participant's eligible Dependents shall be determined under the terms of the Policy last in effect with respect to the Plan.

        3.2 COMMENCEMENT OF PARTICIPATION. An Eligible Individual shall become a Participant automatically when he becomes an Eligible Individual unless he refuses in writing in a form acceptable to the Administrator that is received by the Administrator before the Eligible Individual's Enrollment Date.

        3.3 CESSATION OF PARTICIPATION. Subject to Section 12.2, a Board Member and an Officer shall be a Participant and receive coverage under this Plan for his life.

        A Participant (other than a Board Member or an Officer) shall be a Participant and receive coverage under the Plan until his 65th birthday and such a Participant's spouse shall be a Covered Dependent and receive coverage under the Plan until her 65th birthday; provided, however, that notwithstanding anything in this Plan to the contrary, a Participant (other than a Board Member or an Officer) shall also cease to be a Participant (and his spouse shall also cease to be a Covered Dependent) as of the earliest of

               (a)    the date on which the Plan terminates as provided in
                      Section 12.2;

               (b) the date on which the Participant (other than a Board Member or an Officer) or his spouse fails to satisfy the eligibility criteria of the Plan; or

               (c) the date on which his election to receive medical care under this Plan terminates or expires according to its written terms.

        Subject to Section 12.2, a Spouse shall receive coverage under the Plan for her life.

        A Covered Dependent (other than a Spouse and the spouse of a Participant who is neither a Board Member nor an Officer) shall receive coverage under the Plan until his or her Participant reaches his 65th birthday; provided, however, that notwithstanding anything in this Plan to the contrary, a Covered Dependent (other than a Spouse and the spouse of a Participant who is neither a Board Member nor an Officer) shall also cease to be a Covered Dependent as of the earliest of:

               (a)    the date on which the Plan terminates as provided in
                      Section 12.2;

               (b) the date on which the Covered Dependent fails to satisfy the eligibility criteria of the Plan; or

               (c) the date on which his election to receive medical care under this Plan terminates or expires according to its written terms.

        3.4    USERRA REINSTATEMENT RULES.

               (a) This Plan shall provide any health benefits otherwise available to Eligible Employees, if any, in accordance with USERRA and this Section, effective with respect to Military Leaves that began on or after October 13, 1994.

               (b) The maximum period of Plan coverage available to an Eligible Employee and his Dependents under this Section will not exceed the lesser of (i) eighteen months or (ii) the period ending on the day after the date upon which the person fails to apply for a return to a position of employment under section 4312(a) of USERRA. The period of Plan coverage available under this Section shall begin on the date on which the person's qualifying absence begins.

               (c) Only for purposes of determining eligibility for medical benefits and only if the Eligible Employee pays all amounts that the Employer is permitted to charge under USERRA for coverage while on a qualifying leave, an Eligible Employee who experiences a reduction in hours or termination of employment solely due to a Military Leave shall be deemed to continue to be an employee until the earliest date that the termination of his Plan benefits is permitted by USERRA and this Section.

        3.5    FMLA COMPLIANCE.

               (a) This Plan shall provide any health benefits otherwise available to Eligible Employees, if any, in accordance with FMLA for Eligible Employees.

               (b) Unless an Eligible Employee chose not to retain health coverage, the Employer must maintain medical coverage under the Plan, if any, for such an Eligible Employee on FMLA leave for the duration of his FMLA leave, at the level and under the conditions that coverage would have been provided if the Eligible Employee had continued working and had not taken a FMLA leave.

               (c) An Eligible Employee on FMLA leave shall have the same opportunity as active employees to change Plan coverage, such as from single coverage to family coverage on the birth of a child, as required by FMLA.

               (d) The Employer's obligation to continue to maintain health coverage under FMLA and this Section ends on the earliest of the following dates:

                      (1) the date the Eligible Employee informs the Employer of his intent not to return from a FMLA leave;

                      (2) the date the Eligible Employee's employment relationship would be terminated but for the FMLA leave (such as during a reduction in force);

                      (3) the date the Eligible Employee fails to return from the FMLA leave; or

                      (4) the date the Eligible Employee fails to pay a required employee contribution when due.

               (e) Former Participants who lose eligibility during a FMLA leave will have their benefits reinstated upon their return at the end of the FMLA leave at the same levels as were provided to them under the Plan when their FMLA leave began, but subject to any changes in benefit levels that may have occurred during the leave that affected the entire work force. Participants returning from FMLA leave shall not be required to requalify for any benefits.

        3.6 REINSTATEMENT OF FORMER PARTICIPANT. A former Participant who again meets the eligibility requirements under Section 3.1 will receive medical coverages and benefits under the Plan and become a Participant in this Plan again on the first day the former Participant satisfies the requirements of
Section 3. 1, unless the former Participant is (i) reinstated as a Participant in the Plan as provided by Sections 3.4 and 3.5 or (ii) declines participation as provided under Section 3.2.

        3.7 NO ELIGIBILITY DISCRIMINATION DUE TO HEALTH. The Plan shall not establish rules for eligibility (including continued eligibility) for any individual under the Plan that are based on one or more Health Status-Related Factors of the individual or his Dependent.

        3.8    SPECIAL ENROLLMENTS.

               (a) Notwithstanding any provision to the contrary, an Eligible Individual or an eligible Dependent of an Eligible Individual may elect health care coverage under Special Enrollment, but only if

                      (1) the Eligible Individual (or the eligible Dependent) was covered under a group health plan or health insurance at the time coverage was offered under this Plan;

                      (2) the Eligible Individual (or the eligible Dependent) declined coverage under the Plan in writing for the stated reason that he had the other health coverage;

                      (3) the Eligible Individual (or the eligible Dependent) has "Exhausted COBRA Coverage" or the other health coverage (or the individual's former employer's contribution toward the cost of such coverage) has terminated; and

                      (4) the Eligible Individual (or the eligible Dependent) requests Special Enrollment under this Section in writing within thirty (30) days after the date he or she lost his or her other health coverage.

                      For purposes of this Plan, a person shall be treated as if they have "Exhausted COBRA Coverage" if that individual's COBRA coverage ceased for any reason other than either failure of the individual to pay premiums on a timely basis or for cause (such as making a fraudulent claim or an intentional misrepresentation of a material fact in connection with the plan). A person has "Exhausted COBRA Coverage" if the COBRA coverage ceases because either (a) the employer or other responsible entity fails to remit the premiums on a timely basis, or (b) the individual no longer resides in the service area of an HMO or a similar program (whether or not within the choice of the individual) and there is no other COBRA coverage available to the individual.

               (b) Special Enrollment must be offered to Dependents if. (a) the Plan offers Dependent coverage, (b) the Eligible Individual is a Participant under the Plan or has met the Waiting Period and is eligible for coverage but for his failure to enroll during a previous enrollment period, and
                      (c) the Dependent became a new Dependent as -a result of marriage, birth, adoption or being Placed for Adoption. A thirty (30) day Special Enrollment period shall be offered to such Dependent beginning on the later of (i) the date Dependent coverage is made available or (ii) the date of marriage, birth, adoption or being Placed for Adoption, as the case may be. If a Special Enrollment period is offered to a new Dependent under the Plan, the Eligible Individual who has the new Dependent may also enroll under the Plan during that Special Enrollment period if he is not already a Participant.

        Coverage that is timely elected during a Special Enrollment period shall be effective (i) if due to loss of coverage, on the first day of the month after receipt of the completed enrollment request under the Plan, (ii) if due to birth, on the date of birth, (iii) if due to adoption or being Placed for Adoption, the date it occurred and (iv) if due to marriage, on the first day of the month after receipt of the completed enrollment request under the Plan. A person who enrolls during a Special Enrollment period is not a Late Enrollee.

                                   ARTICLE IV

                    ELECTION TO RECEIVE MEDICAL CARE BENEFITS

        4.1 ELECTION OF BENEFIT OPTIONS. An Eligible Individual shall be deemed to have elected to receive medical care coverages and benefits under the Plan as described in the Policy in effect on his Enrollment Date. If no Policy is in effect on his Enrollment Date, an Eligible Individual will be deemed to have elected to receive medical coverage and benefits under the

Plan as described in the Policy in effect immediately prior to his Enrollment Date. An Eligible Individual who declined participation during an Enrollment Period will become a Participant in the subsequent Enrollment Period, if any, during which he does not refuse to become a Participant.

        4.2 ELECTION PROCEDURE. An Eligible Individual may decline to participate in this Plan by filing a properly completed election form with the Administrator.

        4.3 NO PREMIUM DISCRIMINATION DUE TO HEALTH. The Plan shall not require an individual (as a condition of enrollment or continued enrollment under the Plan) to pay a premium or otherwise contribute an amount which exceeds the amount paid by a similarly situated individual solely due to a Health Status
- Related Factor of the individual; provided, however, that the rules regarding Health Status-Related Factors do not restrict the amount an Employer may charge for coverage or prevent premium discounts or rebates or modified deductibles and co-payments in return for adherence to programs of health promotion and disease prevention.

                                   ARTICLE V

                              MEDICAL CARE BENEFITS

        5.1 BENEFITS. The Administrator shall offer to each Eligible Individual, at the time he becomes eligible under ARTICLE III and at each subsequent Enrollment Period applicable to that Eligible Individual, if any, the opportunity to participate in the Plan. Subject to SECTION 12.1, the specific coverages and benefits available to Participants are set forth in the Policy or if there is no Policy, in the Policy last in effect in connection with the Plan. The benefits and coverages under this Plan shall continue for the lifetime of each Board Member, each Officer and each Spouse.

        5.2    PRE-EXISTING CONDITIONS.

               (a) PRE-EXISTING CONDITIONS. The Plan will not pay any benefits for the care or treatment of pre-existing conditions (as defined in the Policy) for the period of time set forth in the Policy; provided, however, that (i) notwithstanding anything in this Plan or any Policy to the contrary, a pre-existing condition in the Policy shall not include any condition that does not fall within the definition of a Pre-existing Condition, (ii) no pre-existing condition shall include a condition for which Genetic Information was used as a basis for asserting the existence of the condition if there has been no diagnosis of the condition related to such information, and (iii) the period during which any exclusion or limitation of benefits (relating to a condition based on the fact that the condition was present before a person's Enrollment
                      Date) in the Plan or the Policy will be enforced shall not be longer than the excess of twelve (12) months (eighteen
                      (18) months for a Late Enrollee), beginning on his Enrollment Date, over the aggregate of the periods of Creditable Coverage (if any) applicable to the Participant as of his Enrollment Date.

                      For purposes of this subsection, a period of Creditable Coverage shall not be counted, with respect to enrollment of an individual under the Plan, if, after such period and before his Enrollment Date, there was a 63 -day period for all of which the individual was not credited with Creditable Coverage. However, any period that an individual is required to wait before becoming covered under the Plan pursuant to the Policy or ARTICLE III shall not be taken into account in determining the continuous 63-day period described in the preceding sentence.

                      The individual seeking to become a Participant and who seeks to establish a period of Creditable Coverage must obtain and provide to the Administrator a written certification from the prior health insurance plan or the prior health insurance issuer regarding each period of Creditable Coverage of the individual under such prior health insurance plan and COBRA continuation provisions. Such certification should detail the Waiting Period, if any, imposed with respect to the individual for any coverage under such other health insurance plan. If a written certification cannot be produced, Creditable Coverage may be demonstrated through the presentation of other documentation or through other means satisfactory to the Administrator.

               (b) EXCLUSION NOT APPLICABLE TO CERTAIN NEWBORNS. The Plan shall not impose any pre-existing condition exclusion (as defined in the Policy) in the case of an individual who, as of the last day of the thirty (30) day period beginning with the date of birth, is covered under Creditable Coverage. However, this exclusion shall no longer apply to an individual after the end of the first 63-day period during all of which the individual was not covered under any Creditable Coverage.

               (c) EXCLUSION NOT APPLICABLE TO CERTAIN ADOPTED CHILDREN. The Plan shall not impose any pre-existing condition exclusion (as defined in the Policy) in the case of a child who is adopted or Placed for Adoption before attaining eighteen
                      (18) years of age and who, as of the last day of the thirty (30) day period beginning on the date of the adoption or Placement of Adoption, is covered under Creditable Coverage. The previous sentence shall not apply to coverage before the date of such adoption or Placement for Adoption. However, this exclusion shall no longer apply to an individual after the end of the first 63-day period during all of which the individual was not covered under any Creditable Coverage.

               (d) EXCLUSION NOT APPLICABLE TO PREGNANCY. The Plan shall not impose any exclusion relating to pregnancy as a pre-existing condition.

               (e) NOTICE OF CREDITABLE COVERAGE. The Administrator or its designee shall provide written certification of Creditable Coverage to any individual whose coverage terminates under the Plan (i) at the time of the Qualifying Event or other termination of coverage, (ii) at the time COBRA coverage ceases, and (iii) upon any written request made by an individual not later than twenty-four (24) months after his Plan coverage ceased. The written certification will include (i) the date the certificate is issued, (ii) the name of the plan that provided the coverage, (iii) the name of the participant and/or dependents to whom the certificate applies, (iv) the name, address, and telephone number of the plan administrator, (v) the telephone number of the person to contact for additional information, and
                      (vi) either (a) a statement that the individual has at least 18 months of Creditable Coverage without a 63-day break in coverage, or (b) state (A) the Waiting Period (if any) imposed on the individual for coverage under the plan, (B) the date coverage began, and (C) the date coverage ended (or indicate if it is continuing).

               (f) NOTICE TO INDIVIDUAL OF PRE-EXISTING CONDITION EXCLUSION. After the Plan receives a Creditable Coverage certificate from a prior plan, the Plan will make a determination and notify individuals within a reasonable period of time regarding the length of any Pre-Existing Condition Exclusion period that applies to them. If no Pre-Existing Condition Exclusion applies to the individual, the Plan will not send a notice. The notice shall explain the basis of the Plan's determination, including the source and substance of any information that the Plan relied on, and the Plan's appeal procedures.

        5.3 NOTIFICATION OF ENROLLMENT RIGHTS. All Eligible Individuals shall be provided with a notice of his or her enrollment rights in writing at or before the time the Eligible Individual elects to enroll, and such notification shall be substantially in the same form as provided in Temp. Treas. Reg.ss. 54.9801-6T(c) and Interim U.S. Department of Labor Regulations.2590.701-6(c).

        5.4 NEWBORNS' AND MOTHERS' HEALTH PROTECTION ACT OF 1996. Notwithstanding the precertification requirements of the Plan to the contrary, the Plan shall provide maternity care benefits in accordance with the Newborns' and Mothers' Health Protection Act of 1996 (the "Newborns' Act"), effective on the date specified in the Newborns' Act. In accordance with the Newborns' Act, the Plan shall provide benefits for a minimum of 48 hours of inpatient hospital stay following a normal vaginal delivery and a minimum of 96 hours of inpatient hospital stay following caesarean section delivery unless the health care provider and the mother agree that discharge from the hospital shall occur earlier.

        5.5 MENTAL HEALTH PARITY ACT OF 1996. In accordance with the Mental Health Parity Act of 1996, the lifetime maximum limit and the annual maximum limit on mental health benefits under the Plan shall be at least equal to the lifetime maximum limit and the annual maximum limit, respectively, for medical and surgical benefits under the Plan, unless one or more of the exceptions set forth in the Mental Health Parity Act of 1996 apply

        5.6 WOMEN'S HEALTH AND CANCER RIGHTS ACT OF 1998. Medical and surgical benefits provided for mastectomies under the Plan will be provided in accordance with the Women's Health and Cancer Rights Act of 1998 (the "Women's Health Act"). In accordance with the Women's Health Act, coverage will be provided for the following:

               (a) reconstruction of the breast on which the mastectomy has been performed;

               (b) surgery and reconstruction of the other breast to produce a symmetrical appearance; and

               (c) prostheses and coverage for any complications in all stages of mastectomy, including lymphedema.

                                   ARTICLE VI

                 PAYMENT OF MEDICAL CARE EXPENSE REIMBURSEMENTS

        6.1 CLAIMS PROCEDURE. Participants and Covered Dependents seeking benefits under the Plan shall follow the claims procedures established by the Policy under which they are covered, if any, at the time and the procedures set forth in SECTION 11.9. Notwithstanding the claim filing procedures established by this Plan or the applicable Policy, the Health Care Financing Administration shall have three years from the date a claim is filed to seek recovery of a mistaken payment when this Plan should have paid as the "Primary Plan" and Medicare should have paid as the "Secondary Plan" pursuant to ARTICLE VII.

        6.2 REIMBURSEMENT OF EXPENSES. All Qualified Medical Expenses of a Participant or Covered Dependent that are covered under the Policy shall be reimbursed as set forth in the Policy.

                                  ARTICLE VII

                            COORDINATION OF BENEFITS

        7.1 EXPLANATION. When a Participant is covered under this Plan and by one or more other Group Plans, the benefits of this Plan shall be coordinated and determined in accordance with the provisions of this Article. This Article is intended to prevent the payment of medical benefits which exceed expenses. Determination of benefits shall be made in relation to the services furnished to a Participant during any one calendar year.

        7.2    DEFINITIONS. The following definitions apply to this Article.

               (a) "Group Plan" means any group or group-type arrangement of coverage whether insured or uninsured which provides health benefits or services to a Participant (including the Policy under this Plan), either by indemnity or prepaid services, by means of (i) group or blanket insurance, (ii) franchise insurance that terminates upon cessation of employment, (iii) group hospital or medical service plans and other group prepayment coverage, or (iv) any coverage under labor-management trusteed arrangements, union medical arrangements, employer organization arrangements, government benefit arrangements or government programs (excluding Medicare).

               (b) "Allowable Expenses" means any necessary, reasonable, and customary item of expense for health care when the item of expense is covered at least in part by one or more Group Plans covering the Participant for whom claim is made. An Allowable Expense does not include (i) differences between the cost of an average semiprivate hospital room and a private hospital room unless the private hospital room is medically necessary (as defined in the Policy), or (ii) the amount of any reduction in benefits because a Participant does not comply with the Group Plat) provisions.

               (c) "Primary Plan" means the Group Plan whose benefits for a Participant's health care coverage must be determined without consideration of the existence of any other plan.

               (d) "Secondary Plan" means a Group Plan which is not a Primary Plan. If a Participant is covered by more than one Secondary Plan, the order of benefit determination rules decide the order in which their benefits are determined in relation to each other.

        7.3 COORDINATION OF BENEFITS PROCEDURE. Without regard to what is stated in the Policy, this Plan determines its order of benefits using the first of the following rules which applies:

               (a) The benefits of a Group Plan which covers the Participant (on whose expenses the claim is based) other than as a Dependent shall be determined before the benefits of a Group Plan which covers the Participant as a Dependent.

               (b) The benefits of a Group Plan which covers the Participant (on whose expenses the claim is based) as a Dependent of a person whose birthday occurs earlier in a calendar year shall be determined before the benefits of a Group Plan which covers such Participant as a Dependent of a person whose birthday occurs later in a calendar year. However, if either Group Plan does not have the provisions of this subsection (b) and the omission results either in each Group Plan determining its benefits before the other, or in each Group Plan determining its benefits after the other, the provisions of this subsection (b) shall not apply, and the rule set forth in the other Group Plan shall determine the order of benefits; provided, however, that notwithstanding anything to the contrary in the Plan, in the case of a Participant for whom claim is made as a Dependent child:

                      (1) When the parents are separated or divorced and the parent with custody of the child has not remarried, the benefits of a Group Plan which covers the child as a Dependent of the parent with custody of the child will be determined before the benefits of a Group Plan which covers the child as a Dependent of the parent without custody.

                      (2) When the parents are divorced and the parent with custody of the child has remarried, the benefits of a Group Plan which covers the child as a Dependent of the parent with custody shall be determined before the benefits of a Group Plan which covers that child as a Dependent of the stepparent, and the benefits of a Group Plan which covers that child as a Dependent of the stepparent will be determined before the benefits of a Group Plan which covers that child as a Dependent of the parent without custody.

                      (3) Notwithstanding subparagraphs (1) and (2) of this subsection (b), when the parents are divorced or separated and there is a court decree which would otherwise establish financial responsibility for the health care expenses of the child, the benefits of a Group Plan which covers the child as a Dependent of the person with such financial responsibility shall be determined before the benefits of any other Group Plan which covers the child as a Dependent.

               (c) When subsections (a) and (b) above do not establish an order of benefits determination, the benefits of a Group Plan which has covered the Participant (on whose expenses the claim is based) for the longer period of time shall be determined before the benefits of a Group Plan which has covered such Participant for the shorter period of time, except that:

                      (1) The benefits of a Group Plan covering the Participant (on whose expenses the claim is based) as a laid-off or retired employee or as a Dependent of such a Participant shall be determined after the benefits of any other Group Plan covering such Participant as an employee other than as a laid-off or retired employee or a dependent of such a person; and

                      (2) If either Group Plan does not have a provision regarding laid-off or retired employees and as a result each Group Plan determines its benefits after the other, the provisions of this subsection (c) do not apply.

               (d) When another Group Plan is a Primary Plan under the order of benefit determination rules contained in this Article but such Group Plan contains "excess" or "always secondary" provisions, the Group Plan which has been in force for the longest period of time will be the Primary Plan.

               (e) When this Plan is the Secondary Plan, the benefits of the other Group Plan shall be deducted from the charges for all items of Allowable Expenses for which any benefit is provided under this Plan or the other Group Plan and this Plan will pay the remainder of the charges for such items; provided, however, that in no event shall the provisions of this Article be construed to increase the amount of total benefits which would be available under the Plan in the absence of another Group Plan.

               (f) If this Plan is the Secondary Plan under this Article, but is unable to determine the benefits of the other Group Plan, this Plan may estimate in good faith the benefits of the other Group Plan and provide the benefits of this Plan on the basis of that estimate. Payment under this subsection shall constitute full discharge of the liability of the Plan for the charges involved, subject only to adjustment in the event the Plan later determines the actual benefits of the other Group Plan.

        7.4 EXISTENCE OF OTHER GROUP PLANS. This Plan assumes no obligation to discover the existence of another Group Plan or the benefits available under it if discovered. This Plan will give effect to the provisions of this Article in accordance with information furnished it by an authoritative source. This Plan shall, however, be entitled to obtain and to release such information as reasonably necessary to give effect to these provisions without the consent of or notice to any person, and any person claiming benefits under this Article shall, as a condition precedent to his right of recovery, furnish to the Plan full information concerning the existence of other Group Plans, their benefits, and any other information as may be necessary to implement this Article.

        7.5 RECOVERY AND PAYMENT OF BENEFITS. The Plan shall be entitled at any time to recover benefits paid in excess of its obligation determined under the provisions of this Article, irrespective of to whom such benefits were paid, from an issuer, insurer, provider under the other Group Plan, hospital, physician or other provider, any person or firm to (or for) whom such payment was made, or from any combination of such sources.

        When benefits have been paid under another Group Plan, the Plan shall have the right, in its discretion, to pay to the issuer or provider of such other Group Plan any portion of the benefits available under this Plan which the Plan may determine to be due in order to give effect to the intent of this Article and corresponding coordination of benefits provisions in such other Group Plan. The amount so paid shall be deemed to be benefits provided under this Plan and to the extent the Plan shall be fully discharged from liability.

        7.6 COORDINATION WITH MEDICARE, MEDICAID AND CHAMPUS. The term "Group Plan" as used in this Article includes Medicare, Medicaid and CHAMPUS, and the statutes, regulations, and other laws governing these programs take precedence over the order of determination set forth in this Plan.

        Any Participant eligible for Medicare has the following rights to coordinate the coverage under this Plan with Medicare coverage and should see the Administrator to determine what elections may be available with respect to primary and secondary Medicare coverage and to obtain election forms.

               (a) AGE SIXTY-FIVE (65) AND OLDER. Individuals and their eligible spouses age sixty-five (65) or older are entitled to receive the same Plan benefits, under the same conditions, as those Individuals and Covered Dependents under age sixty-five (65). The Plan is the Primary Plan and Medicare is the Secondary Plan unless the Participant elects otherwise, as set forth below.

               (b) DISABLED INDIVIDUALS AND COVERED DEPENDENTS. Individuals and their Covered Dependents who become eligible for Medicare by reason of disability rather than by age (even though they are not sixty-five (65) years of age) are entitled to the same Plan benefits, under the same conditions, as other Participants. The Plan is the Primary Plan and Medicare is the Secondary Plan with respect to these disabled persons.

               (c) PARTICIPANTS WITH END STAGE RENAL DISEASE. Participants who are medically determined to have end stage renal disease (as defined by Medicare) are entitled to the same Plan benefits, under the same conditions, as other Participants for the first thirty (30) month period following the earlier of (i) initiation of renal dialysis, or (ii) eligibility for Medicare benefits due to such condition. The Plan is the Primary Plan and Medicare is the Secondary Plan with respect to these Participants.

               (d) MEDICARE ELECTION NOTICE. Each Individual who is eligible for Medicare upon attainment of age sixty-five (65) must complete a Medicare Election Notice Form notifying the Employer that they want Medicare as the Primary Plan with this Plan as the Secondary Plan.

                      If the Individual's spouse is age sixty-five (65) or older, such spouse will also be subject to the Individual's election of the Primary Plan.

               (e) COORDINATION WITH MEDICARE. Subject to the above provisions and to the extent permitted by Medicare, medical benefits payable under this Plan will be coordinated with Medicare. Such coordination will apply whether or not the Participant has or has not applied for or is receiving Medicare.

               (f) MEDICAID BENEFICIARY. When enrolling an individual or making any payments for medical benefits to a Participant or on a Participant's behalf, the Plan shall not take into account the Participant's eligibility for medical assistance or benefits payable under a plan under 42 U.S.C.ss. 1396, et seq.

                      The effective date for this subsection (f) was October 1, 1993.

        7.7 SUBROGATION. If a Participant incurs charges for any sickness, injury or other condition through the acts or omissions of another person or organization, the Plan shall pay the medical benefits which are medically necessary and provided by this Plan, subject to the following conditions:

               (a) The Participant shall advise the Administrator of any claim against a third party or insurance carrier within sixty (60) days of the occurrence of the sickness or injury, shall provide the Plan with any information necessary to pursue its rights and shall cooperate with the Administrator and shall do whatever is necessary to secure those rights. The Participant agrees to do nothing which would prejudice those rights;

               (b) The Plan shall be subrogated, to the extent of payments made for medical benefits, to all of the Participant's rights of recovery of those medical benefits against any person or organization who, by reason of such person's acts or omissions, is responsible for the sickness or injury in question;

               (c) It is agreed that if the Participant fails to take the necessary legal action to recover from a responsible party within one (1) year after the date of the sickness or injury, the Plan may proceed in the name of the Participant against the responsible party and will be entitled to the recovery of the amount of medical benefits paid and the expenses for that recovery;

               (d) The Plan will have a lien against the proceeds of a settlement or judgment resulting from a Participant's claim or suit against a third party in an amount equal to all sums paid by the Plan with respect to the illness or injury in question, regardless of whether the proceeds of such settlement or judgment are designated as payment for other specified damages. The Employer shall be entitled to notify third parties, including insurance carriers, of this lien. The Employer may deduct the amount covered by the lien from any future claims payable to the Participant if the lien has not been previously satisfied or the Participant fails to notify the Employer of payment received from the third party; and

               (e) The Participant must agree in writing, prior to his entitlement to medical benefits:

                      (1) To reimburse the Plan for medical benefits paid under the Plan immediately upon receipt of any damages collected from a third party, whether pursuant to judgment, settlement or otherwise, net of reasonable expenses incurred in collecting such amount, such as reasonable attorneys' fees, and any amounts which are allocated under the terms of any judgment for payment of unreimbursed medical expenses;

                      (2) To execute and deliver such instruments and do whatever else is reasonably necessary to secure the Plan's right to reimbursement of medical payments and to provide the Plan such information as is necessary to enforce its rights under this provision;

                      (3) To agree to a credit against payments to be made under the Plan in the future equal to the amount of any damages collected by the Participant from a third party, less any amount paid to the Plan;

                      (4) If a covered person fails to comply with these requirements, he will not be eligible to receive any further medical benefits under the Plan until he complies; and

                      (5) The Plan has the right to intervene at its own expense in any suit or other proceeding to protect these reimbursement rights. The Participant is responsible for all fees and expenses of the attorney handling his or her claim against the third party.

In the event the Plan recovers an amount greater than the medical benefit paid, the excess over the expenses of recovery will be paid to the Participant. The Plan reserves the right to compromise the amount of its claim if, in its opinion, it is appropriate to do so.

        The Administrator may, in its sole discretion, elect not to enforce this provision.

                                  ARTICLE VIII

                          TERMINATION OF PARTICIPATION

        8.1 LIMITATION ON COVERED EXPENSES. In the event that an individual ceases to be a Participant or Covered Dependent in this Plan for any reason, the individual (or his estate) shall be entitled to reimbursement only for Qualified Medical Expenses incurred and submitted for reimbursement (following the date the expense was incurred) in accordance with the terms of the Policy, but only if the expense was incurred while the individual was a Participant or Covered Dependent, and only if the individual (or his estate) applies for such reimbursement in the time and manner provided in the Policy. Except to the extent required in Article IX, no such reimbursement shall exceed the coverage limitations provided by the Policy.

        8.2 DATE OF POLICY COVERAGE TERMINATION. Coverage provided by a Policy shall terminate according to the terms of the Policy unless continued pursuant to SECTION 3.4, SECTION 3.5, or ARTICLE IX. Termination of a Policy shall not terminate this Plan or its obligations.

                                   ARTICLE IX

                       CONTINUATION COVERAGE UNDER "COBRA"

        9.1 SPECIAL DEFINITIONS. For purposes of this Article, the following terms shall have the meaning given them as follows:

               (a) "Qualified Beneficiary" means any individual who was the spouse of a Participant or the dependent child of a Participant whose expenses were eligible for reimbursement under the Plan on the day before a Qualifying Event, unless that individual was entitled to benefits under Title XVIII of the Social Security Act on the day before the Qualifying Event. Notwithstanding anything to the contrary in the preceding sentence, the term "Qualified Beneficiary" shall also include a child who is born to, or Placed for Adoption with the Participant during the COBRA continuation period as determined under SECTION 9.6.

                      (1)    In the case of a Qualifying Event described in
                             SECTION 9.1(b)(2), the term "Qualified Beneficiary" also includes the Participant, unless the Participant is not an employee or was entitled to benefits under Title XVIII of the Social Security Act on the day before the Qualifying Event.

                      (2)    In the case of a Qualifying Event described in
                             SECTION 9.1(b)(6), the term "Qualified Beneficiary" includes a Participant who had retired on or before the date of substantial elimination of coverage under this Plan and any other individual who on the day before such Qualifying Event was a beneficiary under this Plan as a spouse, surviving spouse or dependent child of the Participant.

               (b) "Qualifying Event" means any of the following events which would result in the loss of coverage under this Plan for a Qualified Beneficiary:

                      (1)    The death of the Participant,

                      (2) The termination of the Participant's employment with an Employer (for reasons other than the Participant's gross misconduct), the reduction of hours of the Participant's employment, or a Participant's notice to the Administrator he will not return to work from a leave of absence under FMLA,

                      (3)    The divorce or legal separation of the Participant,

                      (4) The Participant's becoming entitled to benefits under Title XVIII of the Social Security Act,

                      (5) A dependent child ceasing to be a dependent child under this Plan, or

                      (6) A proceeding under Title II of the United States Code with respect to the Employer from whose employment the Participant retired at any time.

        9.2    ENTITLEMENT TO CONTINUATION COVERAGE.

               (a) Notwithstanding any other provision of this Plan, a Qualified Beneficiary who would otherwise lose coverage under this Plan as a result of a Qualifying Event is entitled to elect continuation coverage from the Employer under this Plan.

               (b) The continuation coverage will consist of coverage which, as of the time the coverage is being provided, is identical to the coverage provided under the Plan to similarly situated beneficiaries under the Plan with respect to whom a Qualifying Event has not occurred. If coverage under the Plan is modified for any group of similarly situated beneficiaries, coverage will be modified in the same manner for the Qualified Beneficiaries.

               (c) The continuation coverage provided in this Article will not be conditioned upon or discriminate on the basis of lack of evidence of insurability.

        9.3    NOTICE REQUIRED.

               (a) At the time that coverage commences under this Plan, Participants and their spouses, if any, shall be given written notice of their rights under this Article.

               (b) The Employer of any affected Participant shall notify the Administrator of any Qualifying Event described in SECTION 9.1(b)(1), (2), (4) or (6) within thirty (30) days after the date of such Qualifying Event.

               (c) Each Qualified Beneficiary shall notify the Administrator of the occurrence of a Qualifying Event described in
                      SECTION 9.1(b)(3) or (5) within sixty (60) days after the later of the date of such Qualifying Event or the date as of which the Qualified Beneficiary would otherwise lose coverage under the Plan as a result of that Qualifying Event. If the Qualified Beneficiary fails to notify the Administrator of such a Qualifying Event within such sixty
                      (60) day period, such Qualified Beneficiary shall forfeit his right to elect continuation coverage under this Article.

               (d) Any Qualified Beneficiary who is determined, under Titles II or XVI of the Social Security Act, to have been disabled at any time during the first sixty (60) days of continuation coverage that began as a result of a

                      Qualifying Event described in SECTION 9.1(b)(2) shall so notify the Administrator within sixty (60) days of such determination; provided, however, that such notice must occur in any event before the expiration of the initial eighteen (18) month period following the Qualifying Event. In addition, such Qualified Beneficiary shall notify the Administrator within thirty (30) days of any final determination that he is no longer disabled.

               (e) Within fourteen (14) days after the Administrator is notified of a Qualifying Event, the Administrator shall notify any Qualified Beneficiary of his or her rights under this Article. Notice to a Qualified Beneficiary who is the spouse or former spouse of a Participant will be treated as notice to all other Qualified Beneficiaries residing with such spouse at the time such notice is given.

        9.4 ELECTION OF CONTINUATION COVERAGE. Any Qualified Beneficiary who desires continuation coverage under this Plan must make an election during the applicable "election period" which begins on the date coverage would otherwise terminate under the Plan by reason of a Qualifying Event, and ends sixty (60) days after such date or sixty (60) days after the date the Qualified Beneficiary receives notice of his or her fight to elect continuation coverage, whichever is later. Unless specified otherwise in the election, any election by a Participant or spouse to continue coverage under this Plan shall be deemed to be an election of continuation coverage on behalf of any other Qualified Beneficiary who would otherwise lose coverage under the Plan by reason of the same Qualifying Event.

        9.5 PREMIUMS. The Qualified Beneficiary may be required to pay premiums for any period of continuation coverage up to one hundred two percent (102%) of the applicable premium, as defined under and determined in accordance with Code section 498013(f)(4) and ERISA section 604; provided, however, that notwithstanding the foregoing, that a Qualified Beneficiary who is entitled to extended coverage under SECTION 9.6(a)(1)(A) may be required to pay premiums up to one hundred fifty percent (150%) of the applicable premium for the coverage period following the initial eighteen (18) month period. Premiums shall be payable in monthly installments on the first day of every month; provided, however, that the premium payment for the period of coverage prior to the date of the participant's initial election shall not be required prior to forty-five
(45) days after the date of the election.

        9.6 PERIOD OF CONTINUATION COVERAGE. Continuation of coverage timely and properly elected by any Qualified Beneficiary under this Article shall extend for a period that begins on the date of the Qualifying Event, and ends on the earliest of the following dates:

               (a)    Maximum Period.

                      (1)    In the case of a Qualifying Event described in
                             SECTION 9.1(b)(2), the date which is eighteen (18) months after the date of the Qualifying Event; provided, however,

                             (A) if the Qualified Beneficiary is. determined to have been disabled at any time during the first 60 days of continuation coverage following the Qualifying Event under Titles 11 or XVI of the Social Security Act, and if the Qualified Beneficiary has timely notified the Administrator of such determination in accordance with SECTION 9.3(d), the maximum period for that Qualified Beneficiary and the covered members of the Qualified Beneficiary's family shall end on the earlier of (i) the date which is 29 months after the date of the Qualifying Event, or
                                    (ii) the first day of the month commencing more than thirty (30) days after a final determination that the Qualified Beneficiary is no longer disabled;

                             (B) if another Qualifying Event, other than the one described in SECTION 9.1(b)(6), occurs during such eighteen (18) month period, the date which is thirty-six (36) months after the date of the original Qualifying Event; and

                      (2)    In the case of a Qualifying Event described in
                             Section 9.1(b)(2) that occurs less than 18 months after the date the Covered Individual became entitled to benefits under Article XVIII of the Social Security Act, the period of coverage for Qualified Beneficiaries other than the Participant shall not terminate before the date which is thirty-six (36) months after the date the Participant became entitled to benefits under Title XVIII of the Social Security Act, regardless of whether such entitlement was the sole Qualifying Event or if entitlement preceded the Qualifying Event.

                      (3)    In the case of a Qualifying Event described in
                             SECTION 9.1(b)(6), the date of death of the former Participant; or if the Qualifying Event occurs after the death of the former Participant, the date of death of the surviving spouse of the former participant; or with regard to the surviving spouse or dependent children of a former Participant who dies after the Qualifying Event, the date which is thirty-six (36) months after the date of the former Participant's death.

                      (4) In the case of any other Qualifying Event, the date which is thirty-six (36) months after the date of the Qualifying Event;

               (b) The date on which the Employer of the Participant ceases to provide any group health plan to any employee;

               (c)    If a premium is unpaid when due, the date that is thirty
                      (30) days after the first day on which the premium is due under this Plan, or, if later, the date on which Participants would lose their coverage under this Plan due to failure to pay premiums when due;

               (d) The first date after a valid COBRA election is made that the Qualified Beneficiary becomes entitled to benefits under Title XVIII of the Social Security Act; or

               (e) The first date after a valid COBRA election is made that the Qualified Beneficiary becomes covered under any other group health plan, as an employee or otherwise; provided, however, that in order for this to stop a continuation of coverage period, such other plan may not contain any exclusion or limitation for pre-existing conditions with respect to the Qualified Beneficiary, and provided, however, that for any period commencing after December 31, 1996, the coverage provided under a group health plan with respect to a Qualified Beneficiary who has continuation coverage under the Plan shall not be considered to contain any exclusion or limitation with respect to any Pre-Existing Condition of that person by reason of the existence of any limitation or exclusion which does not apply to (or is satisfied by) such person continuing the coverage by reason of Chapter 100 of the Code, part 7 of the subtitle B of Title I of ERISA or Title XXVII of the Public Health Service.

        9.7 EXPIRATION OF CONTINUATION COVERAGE. In the case of any Qualified Beneficiary whose continuation coverage expires under Section 9.6(a), the Administrator shall, during the thirty-one (31) day period ending on such expiration date, provide to the Qualified Beneficiary the option of enrolling in a conversion plan otherwise generally available to Participants under the Plan, if any. No conversion coverage shall be available to Participants under this Plan.

                                    ARTICLE X

                                     FUNDING

        Except for Board Members, Officers and Spouses, the Plan shall be funded solely by contributions from Participants and Covered Dependents. In the case of a Board Member, an Officer or a Spouse, notwithstanding anything in the Plan or any other agreement to the contrary, the Sponsor will pay (i) all of the cost of all of the Plan's benefits and coverages for that individual for that individual's lifetime and (ii) to the individual, an additional sum in the amount necessary to reimburse such individual for any federal income tax liability resulting from (or associated with) the Sponsor's payments to or for the benefit of the individual under this Plan, so that the benefits and coverages under this Plan for that individual are provided at no cost to that individual.

        The Employers shall have no obligation, but shall have the right, to establish a special trust or fund out of which benefits shall be paid. The Employers shall have no obligation, but shall have the right, to reinsure, or to purchase any type of additional coverage with respect to any benefits under the Plan. To the extent the Employer elects to purchase insurance for any benefits under the Plan, any such benefits shall be the sole responsibility of the insurer, and the Employer shall have no responsibility for the payment of such benefits (except for refunding any Participant contributions that were not remitted to an insurer).

                                   ARTICLE XI

                                 ADMINISTRATION

        11.1 NAMED FIDUCIARY. The Named Fiduciaries of the Plan shall be the Administrator, and any insurer or other persons, to the extent of its or their discretionary authority with regard to the administration of the Plan. Except as otherwise provided in the Policy, the Administrator shall have complete authority to control and manage the operation and administration of the Plan. The Administrator, subject to the succeeding provisions of this ARTICLE XI, is authorized to take such actions as may be necessary to carry out the provisions and purposes of the Plan and shall have the authority to control and manage the operation and administration of the Plan. In order to effectuate the purposes of the Plan, the Administrator shall have the discretionary power to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. All such actions or determinations made by the Named Fiduciaries, and the application of rules and regulations to a particular case or issue by the Named Fiduciaries, in good faith, shall not be subject to review by anyone, but shall be final, binding, and conclusive on all persons ever interested hereunder, subject only to the claims review procedures set forth in SECTION 11.9. In construing the Plan and in exercising its power under provisions requiring Administrator approval, the Administrator shall attempt to ascertain the purpose of the provisions in question and when such purpose is known or reasonably ascertainable, such purpose shall be given effect to the extent feasible. Likewise, the Administrator is authorized to determine all, questions with respect to the individual rights of the Participants or Beneficiaries under this Plan, including, but not limited to, all issues with respect to eligibility. The Named Fiduciary in the exercise of any discretionary powers hereunder, shall exercise such discretion in a uniform manner with respect to all similarly situated Participants.

        11.2 ALLOCATION OF FIDUCIARY RESPONSIBILITIES. The Administrator may allocate certain of its fiduciary responsibilities among others and/or may designate other persons to carry out certain of its fiduciary responsibilities in accordance with and subject to the limitations of ERISA section 405. Any person or group of persons may serve in more than one fiduciary capacity with regard to the Plan. The Administrator and any fiduciary designated by the Administrator may employ one or more persons to render advice concerning their responsibilities under the Plan.

        11.3 RECORDS. The Administrator shall exercise such authority as it deems appropriate in order to comply with the terms of the Plan relating to the records of Participants and the amounts which are payable under the Plan. The Administrator shall make available to each

Participant such of its records under the Plan as pertain to him for examination at reasonable times during normal business hours.

        11.4 APPOINTMENT OF COMMITTEE. The day-to-day administration of the Plan shall be handled by a Committee comprised of at least one individual, if such a Committee is appointed by the Administrator as its agent. If no Committee is appointed, the Administrator shall be the Committee. Each member of the Committee shall serve until his successor is appointed by the Administrator or until he otherwise resigns. All expenses of the Committee shall be paid by the Sponsor. A member of the Committee who is an employee shall not receive any additional compensation for his or her services on the Committee, but shall be reimbursed by the Sponsor for expenses incurred.

        11.5 ACTIONS OF COMMITTEE. A majority of the members of the Committee appointed pursuant to Section 11.4 shall constitute a quorum for the transaction of business, and shall have full power to act hereunder. Action by the Committee shall be official if approved by a vote of a majority of the members present at any official meeting. The Committee may, without a meeting, authorize or approve any action by written instrument signed by a majority of all of the members. Any written memorandum signed by the Chairman, any other member of the Committee, or any other person duly authorized by the Committee to act regarding the subject matter of the memorandum, shall have the same force and effect as a formal resolution adopted in open meeting.

        A member of the Committee may not vote or decide upon any matter relating solely to him or vote in any case in which his individual fight or claim to any benefit under the Plan is specifically involved. If a Committee member is so disqualified to act and the remaining members then present cannot, by majority vote, act or decide, the Sponsor will appoint a temporary substitute member to exercise all of the powers of the disqualified member concerning the matter in which he is disqualified.

        The Committee shall maintain minutes of its meetings and written records of its actions. Members may participate and hold a meeting of the Committee by means of telephone conference or similar communications equipment which permits all persons participating in the meeting to hear each other; however, minutes and written records must be maintained of such meeting. Participation in such a meeting constitutes presence in person at such meeting.

        11.6 OTHER POWERS AND DUTIES OF THE ADMINISTRATOR. The Administrator, the Committee and any persons or entities designated by the Administrator, except as otherwise set forth in the Policy, shall have all powers necessary or desirable to administer the Plan, including, but not limited to, the following:

               (a) in its sole discretion, to construe and interpret the Plan, reconcile errors and supply omissions in the Plan, and decide all questions of eligibility;

               (b) to prescribe procedures to be followed by Participants in making elections under the Plan and in filing claims under the Plan;

               (c) to prepare and distribute information explaining the Plan to Participants;

               (d) to obtain from Participants such information as shall be necessary for the proper administration of the Plan;

               (e) to keep records of elections, claims, and disbursements for claims under the Plan;

               (f) to appoint individuals or committees to assist in the administration of the Plan and to engage any other agents it deems advisable, including legal and actuarial counsel;

               (g) to purchase any insurance deemed necessary for providing benefits under the Plan;

               (h)    to accept, modify, or reject elections under the Plan;

               (i) to promulgate election forms and claims forms to be used by Participants;

               (j) to prepare and file any reports or returns regarding the Plan required by the Code, ERISA, or any other laws;

               (k) to determine and announce any Participant contributions required hereunder;

               (l) to determine and enforce any limits on benefits elected hereunder;

               (m) to take such action as may be necessary to cause the payroll deduction of any Participant contributions required hereunder;

               (n) to, notwithstanding any other provision of the Plan, in the event the Administrator determines that as a result of administrative or arithmetic error, it has, with respect to one or more Individuals, incorrectly determined eligibility for participation, job classification, or other items involving or concerning the continued qualification of the, Plan under the Code, and determines further that such error has resulted in one or more Individuals receiving a smaller (or greater) benefit provided by the Plan than they would have in the absence of the error, take such steps as shall be necessary or appropriate to correct such error with respect to the affected individuals, utilizing whatever method will result in the least overall cost to the Plan; and

               (o) to recover overpayments erroneously made from the Plan to Participants, Beneficiaries, or others utilizing whatever method will result in the least overall cost to the Plan.

        11.7 INDEMNIFICATION. The Sponsor and the Employers agree to and shall indemnify and hold harmless each Indemnified Person (as defined in this Section) from and against any and all claims, losses, damages, causes of action, suits, and liability of every kind, including all expenses of litigation, court costs and reasonable attorney's fees, incurred in connection with the Plan. "Indemnified Person" shall mean each member of the Committee, and each employee, officer, or director of the Sponsor or of an Employer acting as a fiduciary of the Plan. Such indemnity shall apply regardless of whether the claims, losses, damages, causes of action, suits, or liability arise in whole or in part from the negligence or other fault on the part of the Indemnified Person, except to the extent there has been a final adjudication that the claim or liability results from the gross negligence or willful misconduct of the Indemnified Person.

        11.8 RELIANCE ON TABLES, ETC. In administering the Plan, the Administrator will be entitled, to the extent permitted by law, to rely conclusively upon all tables, valuations, certificates, opinions and reports which are furnished by accountants, counsel or other experts employed or engaged by the Administrator.

        11.9   CLAIMS AND REVIEW PROCEDURES.

               (a) CLAIMS PROCEDURE. If any person believes he is being denied any rights or benefits under the Plan, such person may file a written claim with the Administrator. If the claim is wholly or partially denied, the Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain: (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for the person to perfect his claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Notification of a claim denial will be given within ninety (90) days after the claim is received by the Administrator, or within one hundred eighty (180) days if special circumstances require an extension of time for processing the claim, in which case written notice of such extension and the circumstances shall be given to the claimant within the initial ninety
                      (90) day period. If the claimant does not receive written notice that the claim has been denied within the initial ninety (90) day period, or within the one hundred eighty
                      (180) day period, if applicable, the claim will be deemed to have been denied as of the last day of such period, and such person may request a review of his claim.

               (b) REVIEW PROCEDURE. Within sixty (60) days after the date on which a person receives written notice of a claim denial, or if applicable, within sixty (60) days after the date on which such denial is deemed to have occurred, such person or his duly authorized representative may file a written request with the Administrator for a review of his denied claim. The claimant and/or his authorized representative may inspect pertinent documents and submit written issues and comments to the Administrator. The Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision, as well as specific references to pertinent Plan provisions. The decision on review will be made within sixty (60) days after the request for review is received by the Administrator, or within one hundred twenty (120) days if special circumstances require an extension of time. If such an extension of time is taken, the Administrator shall notify the claimant in writing within the initial sixty (60) day period and shall state the circumstances and the date on which a decision is expected. If the claimant does not receive written notice of the decision within the initial sixty (60) day period, or within the one hundred twenty (120) day period if applicable, the claim shall be deemed to have been denied on review.

        11.10 PARTICIPANT'S RESPONSIBILITIES. Each Participant shall be responsible for providing the Administrator and the Sponsor with the Participant's and his beneficiary's current address. Any notices required or permitted to be given under this Section shall be deemed given if directed to such address and mailed by regular United States mail. Neither the Administrator nor the Sponsor shall have any obligation or duty to locate a Participant or beneficiary. In the event that a Participant or beneficiary becomes entitled to a payment under the Plan and such payment is delayed or cannot be made because:

               (a) the current address according to Sponsor records is incorrect;

               (b) the Participant or beneficiary fails to respond to the notice sent to the current address according to Sponsor records;

               (c)    of conflicting claims to such payments; or

               (d)    of any other reason.

The amount of such payment, if and when made, shall be that determined under the provisions of the Plan without consideration of any interest which may have accrued.

        11.11 MISSING PERSONS. If any amount becomes payable under the Plan to a Participant or beneficiary and the same shall not have been claimed, or if any check issued under the Plan remains uncashed, and reasonable care shall have been exercised by the Administrator in attempting to make such payments, the amount shall be forfeited within such period as is necessary to prevent escheat under any applicable law and shall cease to be a liability of the Plan.

        11.12 NONDISCRIMINATORY EXERCISE OF AUTHORITY. In the administration of the Plan, whenever any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner in order that all persons similarly situated will receive substantially the same treatment.

        11.13 EXPENSES. The Employer shall bear all costs and expenses associated with the administration of this Plan which are not paid by an established trust, if any.

                                   ARTICLE XII

                        AMENDMENT OR TERMINATION OF PLAN

        12.1 AMENDMENT OF PLAN. The Sponsor expressly reserves the right to amend the elections, terms and conditions of the Plan, if necessary; provided, however, that without the express, prior written consent of each Participant and Covered Dependent at the time the amendment is signed (or, if earlier, is effective), no amendment to this Plan shall reduce the coverages available or benefits payable under the Plan or decrease the individuals who may be Participants or Covered Dependents under this Plan. Any amendment that is necessary with respect to the Plan and permitted under this Section shall be made only by a written instrument signed by the appropriate person or persons and shall be binding upon and effective with respect to each Employer and its Participants, Dependents, and Eligible Individuals.

        12.2 TERMINATION OF PLAN. The Sponsor may terminate or discontinue this Plan at any time, if necessary, only by a written instrument signed by its authorized officer and only with the express, prior written consent of all Participants and Covered Dependents at the effective date of the termination or discontinuation. Notwithstanding anything in the Plan to the contrary, coverages and benefits provided under this Plan are to be continued for the life of each Board Member, each Officer and each Spouse, and the Plan and the Sponsor's obligations under the Plan may not be terminated or discontinued without the express, prior written consent of each Board Member, Officer and Spouse. Upon termination or discontinuance of the Plan as permitted by this Section, all elections shall terminate, and reimbursements or payments of Qualified Medical Expenses shall be made only in accordance with ARTICLE VI.

                                  ARTICLE XIII

                                  MISCELLANEOUS

        13.1 INFORMATION TO BE FURNISHED. Participants shall provide the Employer and Administrator with such information and evidence as may reasonably be requested from time to time for the purpose of administering the Plan.

        13.2 LIMITATION OF RIGHTS. Neither the establishment of the Plan, nor any amendment of the Plan, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Employer or Administrator or their respective officers and directors, as an employee or otherwise, except as expressly provided in this Plan, and in no event will the terms of employment or service of any Participant or employee be modified or in any way affected by this Plan.

        13.3 BENEFITS NOT SOLELY FROM POLICY. Except as required by law, applicable regulation or elsewhere in this Plan, the benefits provided under the Plan shall be paid solely from the Policy so long as there is a Policy. If there is no Policy, benefits payable under this Plan shall be paid from the general assets of the Sponsor. Nothing in this Plan shall be construed to require (except as required by law and applicable regulation) any Fiduciary or the Administrator to maintain any fund or segregate any amount for the benefit of any Participant.

        13.4 NONASSIGNABILITY OF RIGHTS. The right of any Participant to receive any reimbursement under the Plan shall not be alienable by the Participant by assignment or any other method and shall not be subject to being taken by his creditors by any process whatsoever, and any attempt to cause such right to be so subjected will not be recognized, except to such extent as may be required by law.

        13.5 NO GUARANTEE OF TAX CONSEQUENCES. Neither the Employer nor the Administrator makes any commitment or guarantee that any amounts paid to or for the benefit of a Participant under ARTICLES V or VI will be excludable from the Participant's gross income for federal or state income employment tax purposes, or that any other federal or state tax treatment will apply to or be available to any Participant. It shall be the obligation of each Participant to determine whether each payment under ARTICLES V or VI is excludable from the Participant's gross income for federal and state income and employment tax purposes, and to notify the Employer if the Participant has reason to believe that any such payment is not so excludable.

        13.6 SEVERABILITY. If any provision of this Plan is held invalid, unenforceable or inconsistent with any law, regulation or requirement for a medical plan governed by Code sections 104 or 105 or ERISA, its invalidity, unenforceability or inconsistency shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such provision were not a part of the Plan.

        13.7 CONSTRUCTION OF TERMS. Words of gender shall include persons and entities of any gender, the plural shall include the singular and the singular shall include the plural. Section headings exist for reference purposes only and shall not be construed as part of the Plan.

        13.8 CHOICE OF LAW/JURISDICTION AND VENUE. THIS PLAN SHALL BE CONSTRUED, ADMINISTERED, AND GOVERNED IN ALL RESPECTS (i) UNDER APPLICABLE FEDERAL LAW, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS OF ERISA AND THE CODE AND RELEVANT INTERPRETATIONS OF BOTH, AND (ii) TO THE EXTENT NOT PREEMPTED BY FEDERAL LAW, UNDER THE LAWS OF THE STATE OF TEXAS. EXCLUSIVE JURISDICTION AND VENUE OF ALL DISPUTES ARISING OUT OF OR RELATING TO THIS PLAN SHALL BE IN ANY COURT OF APPROPRIATE JURISDICTION IN DALLAS COUNTY, TEXAS. THE PROVISIONS OF THIS SECTION SHALL SURVIVE AND REMAIN IN EFFECT UNTIL ALL OBLIGATIONS ARE SATISFIED, NOTWITHSTANDING ANY TERMINATION OF THE PLAN.

        13.9 NO VESTED INTEREST. Except for the right to receive any benefit payable under the Plan in regard to a previously incurred claim, no person shall have any right, title, or interest in or to the assets of any Employer because of the Plan.

        13.10 NO GUARANTEE OF EMPLOYMENT. Nothing in this Plan shall be construed as a (i) contract of employment between an Employer and any Individual, (ii) guarantee that any

Individual will be continued in the employment or service of an Employer, or
(iii) limitation on the right of an Employer to discharge any of its employees with or without cause.

        13.11 ADOPTION BY SUCCESSOR EMPLOYER OR AFFILIATES. In the event of the reorganization, purchase, merger, dissolution, or reconstitution, whether direct or indirect, of the Sponsor, any successor entity shall be required to adopt and continue the Plan; in which event, the Plan shall continue without any gap or lapse in coverage or benefits. Failure of the Sponsor to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this agreement and shall entitle the Participants and Covered Dependents at that time to a lump sum payment from the Sponsor as liquidated damages that will be an amount equal to the sum of (i) the total value of the coverages and benefits under the Plan to such individual and (ii) the cost to obtain identical (or better) replacement coverage for Plan coverage for such individual.

        The Sponsor shall pay to each Participant and Covered Dependent all legal fees and expenses incurred by that individual, if any, in seeking to obtain or enforce any right, coverage or benefit provided by this Agreement. An individual entitled to a payment under this Section shall not be required to mitigate the amount of a payment due to him under this Section, and notwithstanding anything in the Plan to the contrary, payments due under this Section shall not be reduced by any coverage or benefits received by a payment's recipient from any other source. Throughout the Plan, a purposeful distinction is drawn between the Sponsor and the Employers. The powers and responsibilities assigned to the Sponsor by the Plan shall apply exclusively to the Sponsor.

        13.12 BONDING. Every Fiduciary, except a bank or an insurance company, unless exempted by ERISA and its regulations, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by a Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in section 412(a)(2) of ERISA), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid by the Employer.

                                   ARTICLE XIV

                     QUALIFIED MEDICAL CHILD SUPPORT ORDERS

        14.1 NOTIFICATION OF RECEIPT OF CHILD SUPPORT ORDER. Upon receipt by the Administrator of a medical child support order, an administrative notice, or a National Medical Support Notice as set forth in ERISA, the Administrator shall tell the Participant and the potential alternate recipient of the medical child support order, administrative notice or National Medical Support Notice that it has received the medical child support order, administrative notice, or National Medical Support Notice within fifteen (15) days of the Administrator's receipt of the medical child support order, administrative notice, or National Medical Support Notice. The notification shall also describe the procedures for determining whether the medical child support order, administrative notice, or National Medical Support Notice is a "Qualified Medical Child Support Order"as defined in section 609 of ERISA. The procedures shall permit a potential alternate recipient to designate a representative to receive copies of notices with respect to a medical child support order, administrative notice, or National Medical Support Notice.

        The Administrator shall determine if the medical child support order, the administrative notice or the National Medical Support Notice is a Qualified Medical Child Support Order within sixty (60) days of receipt of such order or notice, unless circumstances cause a delay. If a delay is required, the potential alternate recipient shall be notified of any such delay in writing.

        14.2 PROCEDURES TO DETERMINE IF MEDICAL CHILD SUPPORT ORDER IS A QUALIFIED MEDICAL CHILD SUPPORT ORDER. The Administrator shall review the medical child support order, the administrative notice, or the National Medical Support Notice (or request legal counsel to review the medical child support order, administrative notice or National Medical Support Notice) and verify that the following items are appropriately addressed in the medical child support order, administrative notice, or National Medical Support Notice:

               (a) The medical child support order, administrative notice or National Medical Support Notice must create or recognize the existence of an alternate recipient's right to receive benefits for which the Participant or beneficiary is eligible under the Plan or to assign those rights;

               (b) The medical child support order, administrative notice or National Medical Support Notice must identify the parties responsible for paying for the benefits that are the subject of the order, notice or National Medical Support Notice;

               (c) The medical child support order, administrative notice, or National Medical Support Notice must clearly specify the name and last known mailing address of each alternate recipient covered by the order, administrative notice or National Medical Support Notice or must provide the name and address of any state official or political subdivision that will be substituted for that of the alternate recipient. Payment made to any such selected official shall be treated as payment made to the alternate recipient;

               (d) The medical child support order, administrative notice, or National Medical Support Notice must specify in a reasonable description the type of coverage to be provided by the Plan to each alternate recipient or the manner in which the type of coverage is to be determined;

               (e) The medical child support order, administrative notice or National Medical Support Notice must specify the period to which the order, administrative notice or National Medical Support Notice applies;

               (f) The medical child support order, administrative notice, or National Medical Support Notice must not require the Plan to provide any type or form of benefit not otherwise provided under the Plan; and

               (g) The medical child support order, administrative notice or National Medical Support Notice must clearly be an order, administrative notice, judgment, decree, approval of a settlement or a National Medical Support Notice.

        If the Administrator determines the medical child support order, administrative notice or National Medical Support Notice satisfies all of the above requirements, the medical child support order, administrative notice or National Medical Support Notice shall, subject to SECTION 14.4, be a Qualified Medical Child Support Order, and the Administrator shall notify, in writing, each of the alternate recipient(s) or the alternate recipient(s)' selected official or political subdivision, if applicable, and the Participant or beneficiary related to such alternate recipient(s) that the order, administrative notice, or National Medical Support Notice is a Qualified Medical Child Support Order. The Administrator shall also notify the Participant that he must execute a new enrollment form to cover the cost of such coverage or otherwise notify the party responsible for paying for the coverage of their obligations with respect to payment for the coverage. If the Administrator determines that the order or administrative notice, or National Medical Support Notice is not a Qualified Medical Child Support Order, the Administrator shall notify, in writing, each of the proposed alternate recipient(s) or the alternate recipient(s)' selected official or political subdivision, if applicable, and the related Participant or beneficiary that the order, administrative notice, or National Medical Support Notice is not a Qualified Medical Child Support Order, why the order, administrative notice or National Medical Support Notice failed to qualify as such and their rights, if any, to appeal such decision.

        14.3 TREATMENT OF ALTERNATE RECIPIENT UNDER QUALIFIED MEDICAL CHILD SUPPORT ORDER. The Administrator shall treat each alternate recipient under a Qualified Medical Child Support Order as a Participant under the Plan, but only for purposes of the reporting and disclosure requirements imposed by ERISA.

        14.4 COST OF QUALIFIED MEDICAL CHILD SUPPORT ORDER BENEFITS. The cost of the coverage provided under the Qualified Medical Child Support Order shall be paid by the party designated as responsible for paying for such coverage in the order, administrative notice or National Medical Support Notice.

        In the event a medical child support order, administrative notice, or National Medical Support Notice does not specify the party responsible for payment for the alternate recipient's coverage under the medical child support order, administrative notice, or National Medical Support Notice, the Administrator shall either deny the medical child support order's, administrative notice's, or National Medical Support Notice's qualified status and send copies of the Qualified Medical Child Support Order procedures to the parties, or file an appropriate pleading in either the Federal district court or in the domestic relations court requesting revisions of the issued order, administrative notice or National Medical Support Notice in such a manner as to qualify the order, administrative notice, or National Medical Support Notice as a Qualified Medical Child Support Order.

        14.5 QUALIFIED MEDICAL CHILD SUPPORT ORDER AND MEDICAID. The Administrator shall not consider the alternate recipient's eligibility for Medicaid when enrolling the alternate recipient in the Plan. The Plan shall comply with the alternate recipient's assignment rights under Medicaid, if any.

        14.6 PAYMENTS OR REIMBURSEMENTS UNDER A QUALIFIED MEDICAL CHILD SUPPORT ORDER. The Administrator is permitted to pay or reimburse the alternate recipient, the alternate recipient's custodial parent, or any state official or political subdivision selected by the alternate recipient to receive payments for any benefit payments due under the Plan to or on behalf of the alternate recipient.

        14.7 ALTERNATE RECIPIENT. "Alternate recipient" means the individual designated as the person entitled to receive health care coverage under the Qualified Medical Child Support Order.

                                   ARTICLE XV

                                     POLICY

        The Policy set forth on Exhibit A to this Plan is incorporated by this reference as part of the Plan document. Any amendment or replacement of any of the documents comprising the Policy may be certified by a duty authorized officer of the Sponsor, and may be updated as required, without any need to amend this document. But, to the extent any part of the Policy conflicts with or contradicts the provisions of this document, this document shall govern in determining (i) the rights of Participants, their Covered Dependents and, if any, their other covered beneficiaries, and (ii) the obligations of the Employers, Administrator, and any Fiduciary to Participants, Covered Dependents and, if any, other covered beneficiaries.

                                  ARTICLE XVI

                             PARTICIPATING EMPLOYERS

        16.1 ADOPTION BY OTHER EMPLOYERS. Notwithstanding anything in this document to the contrary, with the written consent of the Sponsor, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this Plan and become a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer. Participating Employers who have adopted the Plan are listed on Exhibit B to this Plan, as it may be amended from time to time.

        16.2   REQUIREMENTS OF PARTICIPATING EMPLOYERS.

               (a) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an employee of the Sponsor or a Participating Employer, shall not affect such Participant's rights under the Plan, and his length of participation in the Plan shall continue to his credit.

               (b) Any expenses of the Plan which are to be paid by the Employer or borne by the Plan shall be paid by each Participating Employer in the same proportion that the total number of all Participants employed by such Employer bears to the total number of all Participants.

        16.3 DESIGNATION OF AGENT. Each Participating Employer shall be deemed to be a part of this Plan-, provided, however, that with respect to all of its relations with the Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Sponsor as its agent.

        16.4 TRANSFERS. It is anticipated that an Individual who is an employee may be transferred between Participating Employers, and in the event of any such transfer, the employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment under this Plan, and the Participating Employer to which the employee is transferred shall become obligated under this Plan with respect to such employee in the same manner as was the Participating Employer from whom the employee was transferred.

        16.5 PARTICIPATING EMPLOYER'S CONTRIBUTION. All contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately by each Participating Employer and shall be paid for the exclusive benefit of the employees of such Participating Employer and the Beneficiaries of such employees, subject to all the terms and conditions of this Plan. On the basis of the information furnished by the Employers to the Administrator, the Administrator shall keep separate books and records concerning the Plan affairs of each Participating Employer and as to the accounts and credits of the employees of each Participating Employer. The Administrator may, but need not, register contracts so as to evidence that a particular Participating Employer is the interested Employer, but in the event of an employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Administrator.

        16.6 DISCONTINUANCE OF PARTICIPATION. Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence of such action and of any applicable conditions imposed shall be delivered to the Administrator. The Administrator shall thereafter transfer, deliver and assign the contracts and other assets allocable to the Participants of such Participating Employer to such new Administrator as shall have been designated by such Participating Employer, in the event that it has established a separate medical care plan for its employees. If no successor is designated, the Administrator shall retain such assets for the employees of said Participating Employer. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the employees of such Participating Employer.

        16.7 ADMINISTRATOR'S AUTHORITY. The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

        IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed in its name and on its behalf this 23rd day of June, 2000 authorized representative.

                                        "SPONSOR"

                                        DALLAS SEMICONDUCTOR CORPORATION


                                        By:    /s/ Alan P. Hale
                                            ------------------------------------

                                        Title: V. P. Finance & CFO

                                    EXHIBIT A

                                     POLICY

                                    EXHIBIT B

                             PARTICIPATING EMPLOYERS

                                    EXHIBIT C

                                    OFFICERS


C. V. Prothro
Chao C. Mai
Michael L. Bolan
Alan P. Hale
Jack Von Gillern

                                    EXHIBIT D

                                  BOARD MEMBERS


Richard L. King

Merlyn D. Sampels

Carmelo J. Santoro

Adm. E.R. Zumwalt, Jr.

                                    EXHIBIT E

                                     SPOUSES


Nancy J. Santoro

Anita R. Sampels

Carolyn Leftwich

Karen L. Hale

Shao S. Mai

Caren H. Prothro

Elizabeth L. Von Gillern

                                    EXHIBIT F

                               ELIGIBLE EMPLOYEES
                              (OTHER THAN OFFICERS)

Matt Adams

Philip A. Adams

G. Malcom Bayless

Heber L. Clement

Met Cruz

Stephen M. Curry

Don Dias

Jeffrey L. Hannon

Tom Harrington, III

David L. Heim

Jerry L. Housden

Joe Hundt

Reynold W. Kelm

Hal Kurkowski

Robert D. Lee

John E. Manton, III

Wayne Mendenhall

Kenneth B. Molitor

Joe Monroe

David J. Rapier

John Rea

Sandy Scherpenberg

Michael D. Smith

Gay T. Vencill

Clark R. Williams

                                AMENDMENT ONE TO

                      THE DALLAS SEMICONDUCTOR CORPORATION

                         EXECUTIVES RETIREE MEDICAL PLAN

        Amendment made to the Dallas Semiconductor Corporation Executives Retiree Medical Plan, Effective October 1, 1999 (the "Plan"), by Dallas Semiconductor Corporation (the "Corporation").

                               W I T N E S S E T H

        WHEREAS, the Corporation sponsors the Plan to provide retiree (and limited other) medical care benefits to board members, officers, certain other eligible retirees, and the eligible spouses of board members and officers; and

        WHEREAS, the Corporation desires to amend the Plan to permit the spouse of Richard King, Carol Edgar, to participate in the Plan, effective June 24, 2000, the date of their marriage; and

        WHEREAS, by the terms of Section 12.1 of the Plan, the Plan may be amended by the Corporation.

        NOW, THEREFORE, effective June 24, 2000, the Plan is hereby amended as follows:

        1. Section 2.37 is deleted in its entirety and the following is substituted in its place:

                      "2.37 'SPOUSE' means the wife of an Officer or of a Board
               Member on the date of his Retirement, and in the case of only Richard King, means Carol Edgar, effective June 24, 2000. Carol Edgar, effective June 24, 2000 and each person who was a spouse of an Officer or of a Board Member on the Effective Date are listed on Exhibit E, but being listed on Exhibit E does not make an individual a Spouse for purposes of this Plan."

        2. Existing Exhibit E to the Plan is deleted in its entirety, and the attached Exhibit E is substituted in its place.

        IN WITNESS WHEREOF, the Corporation, has caused this instrument to be executed by its duly authorized officer on this 23rd day of June, 2000, to be effective June 24, 2000.



                                    DALLAS SEMICONDUCTOR CORPORATION


                                    BY:     /S/ ALAN P. HALE
                                        ----------------------------------------

                                    Title: Vice President - Finance and Chief
                                           Financial Officer

                                    EXHIBIT E


                                     SPOUSES

Nancy J. Santoro

Anita R. Sampels

Carolyn Leftwich

Karen L. Hale

Shao S. Mai

Caren H. Prothro

Elizabeth L. Von Gillern

Carol Edgar

                                AMENDMENT TWO TO
                      THE DALLAS SEMICONDUCTOR CORPORATION
                         EXECUTIVES RETIREE MEDICAL PLAN

        Amendment made to the Dallas Semiconductor Corporation Executives Retiree Medical Plan, effective October 1, 1999 (the "Plan"), by Dallas Semiconductor Corporation (the "Corporation").

                               W I T N E S S E T H

        WHEREAS, the Corporation sponsors the Plan to provide retiree (and limited other) medical care benefits to board members, officers, certain other eligible retirees, and the eligible spouses of board members and officers; and

        WHEREAS, the Corporation desires to amend the Plan to clarify that the Plan will not impose a pre-existing condition limitation; and

        WHEREAS, by the terms of SECTION 12.1 of the Plan, the Plan may be amended by the Corporation.

        NOW, THEREFORE, effective October 1, 1999, the Plan is hereby amended as follows:

        1. SECTION 2.34 is deleted in its entirety, and the following is substituted in its place:

               "2.34 `QUALIFIED MEDICAL EXPENSE' means an expense incurred by a Participant, by the Participant's spouse or by a Dependent of such Participant for medical care as defined in Code section 213, including, without limitation, amounts paid for hospital bills and doctor bills, but only to the extent that (i) the participant or other person is not reimbursed for the expense through insurance or otherwise, other than under the Plan, and (ii) the expense is not taken into account as a deduction by the Participant on his Internal Revenue Service Form 1040."

        2. The second sentence of SECTION 5.1 is deleted in its entirety, and the following is substituted in its place:

               "Subject to SECTIONS 5.2(A) and 12.1, the specific coverages and benefits available to Participants are set forth in the Policy or if there is no Policy, in the Policy last in effect in connection with the Plan."

        3. SECTION 5.2(A) is deleted in its entirety, and the following is substituted in its place:

               "5.2   PRE-EXISTING CONDITIONS.

               (a) PRE-EXISTING CONDITIONS. Notwithstanding anything in the Plan or any Policy to the contrary, the Plan shall not impose any type of pre-existing condition exclusion. Notwithstanding anything in any Policy to the contrary, a pre-existing condition in a Policy shall not include any condition that does not fall within the definition of a Pre-existing Condition, no pre-existing condition shall include a condition for which Genetic Information was used as a basis for asserting the existence of the condition if there has been no diagnosis of the condition related to such information, and the period during which any exclusion or limitation of benefits (relating to a condition based on the fact that the condition was present before a person's Enrollment Date) in the Policy would be enforced (if the Plan allowed pre-existing condition exclusions) for no longer than the excess of twelve (12) months (eighteen (18) months for a Late Enrollee), beginning on his Enrollment Date, over the aggregate of the periods of Creditable Coverage (if any) applicable to the Participant as of his Enrollment Date."

        5. The last sentence of SECTION 8.1 is amended to delete the words "coverage limitations" in that sentence and to substitute "coverage maximums" in their place.


               IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed by its duly authorized officer effective October 1, 1999.


                                        DALLAS SEMICONDUCTOR CORPORATION


                                        By:   /s/ Alan P. Hale
                                            ------------------------------------

                                        Title:
                                               ---------------------------------

                               AMENDMENT THREE TO

                      THE DALLAS SEMICONDUCTOR CORPORATION

                         EXECUTIVES RETIREE MEDICAL PLAN

        Amendment made to the Dallas Semiconductor Corporation Executives Retiree Medical Plan, effective October 1, 1999 (the "Plan"), by Dallas Semiconductor Corporation (the "Corporation").

                               W I T N E S S E T H

        WHEREAS, the Corporation sponsors the Plan to provide retiree (and limited other) medical care benefits to board members, officers, certain other eligible retirees, and the eligible spouses of board members and officers; and

        WHEREAS, the Corporation desires to amend the Plan to permit three Directors appointed after October 19, 1999, Jeffrey A. Koch, John K. Foley and Larry N. Bright, to participate in the Plan, effective on the date each was appointed as a Director; and

        WHEREAS, by the terms of Section 12.1 of the Plan, the Plan may be amended by the Corporation.

        NOW, THEREFORE, effective as provided below, the Plan is amended as follows:

        1. SECTION 2.10 is deleted in its entirety, effective October 9, 2000, and the following is substituted in its place:

                       "ELIGIBLE EMPLOYEE" means (i) each Officer of the Sponsor
               on the Effective Date, (ii) each common-law employee of an Employer who was designated on the books and records of the Employer as a "functionally equivalent" officer on the Effective Date and who shared in the contribution made on June 12, 1998, to the Dallas Semiconductor Corporation Executive Deferred Compensation Plan, (iii) each common-law employee of an Employer, on the Effective Date, who, on the Effective Date (or within the five (5) calendar year period preceding the Effective Date), also held the title of Director or was the Sponsor's corporate controller, (iv) effective October 9, 2000, Larry N. Bright, John
               K. Foley and Jeffrey A. Koch, and (v) each common-law employee of an Employer, on the Effective Date, who, on the Effective Date, held the position of Manager and was required to report for operating purposes directly to the Sponsor's President and Chief Executive Officer. Each person who was an Eligible Employee on the Effective Date or become an Eligible Employee as a result of an amendment to the Plan after the Effective Date is listed on either Exhibit C or Exhibit F to the Plan."


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

        2. Effective October 9, 2000, existing Exhibit F is deleted in its entirety, and the attached Exhibit F is substituted in its place.

        IN WITNESS WHEREOF, the Corporation, has caused this instrument to be executed by its duly authorized officer on this 10th day of April, 2001.


                                        DALLAS SEMICONDUCTOR CORPORATION

                                        By:    /s/ Alan P. Hale
                                            ------------------------------------

                                        Name:  Alan P. Hale

                                        Title: Chief Financial Officer

                                    EXHIBIT F

                               ELIGIBLE EMPLOYEES

                              (OTHER THAN OFFICERS)

                           (EFFECTIVE OCTOBER 9, 2000)

        Matt Adams

        Philip A. Adams

        G. Malcom Bayless

        Larry N. Bright

        Heber L. Clement

        Mel Cruz

        Stephen M. Curry

        Don Dias

        John K. Foley

        Jeffrey L. Hannon

        Tom Harrington, III

        David L. Heim

        Jerry L. Housden

        Joe Hundt

        Reynold W. Kelm

        Jeff Koch

        Hal Kurkowski

        Robert D. Lee

        John E. Manton, III

        Wayne Mendenhall

        Kenneth B. Molitor

        Joe Monroe

        David J. Rapier

        John Rea

        Sandy Scherpenberg

        Michael D. Smith

        Gay T. Vencill

        Clark R. Williams